Exhibit 10.99

Amendment to Second Amended and Restated Agreement of Limited Partnership

FIRST AMENDMENT TO THE

SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF

CENTRAL ENERGY PARTNERS LP

This First Amendment to the Second Amended and Restated Agreement of Limited Partnership of Central Energy Partners LP, dated effective as of 12:00 p.m., Central Daylight Savings Time, March 28, 2012 (the “First Amendment”), is entered into by and between Central Energy GP LLC, a Delaware limited liability company, as the General Partner, and the Limited Partners of Central Energy Partners LP, a Delaware limited partnership (the “Partnership”).  Capitalized terms used, and not otherwise defined, herein shall have the same meaning as set forth in the Second Amended and Restated Agreement of Limited Partnership of the Partnership dated as of April 12, 2011 (the “Partnership Agreement”).

WHEREAS, the General Partner and the Limited Partners are party to the Partnership Agreement; and

WHEREAS, in accordance with Section 13.2 of the Partnership Agreement, as evidenced by its signature hereto, the General Partner has proposed amendments to the Partnership Agreement to the Limited Partners the terms set forth herein; and

WHEREAS, in accordance with Section 13.3(d) of the Partnership Agreement, the Partnership has obtained an Opinion of Counsel to the effect that such amendments will not affect the limited liability of any Limited Partner under Delaware law; and

WHEREAS, in accordance with Section 13.2 of the Partnership Agreement, the holders of a Unit Majority approved such amendments pursuant to a written consent of the Unitholders dated effective as of 12:00 p.m., Central Daylight Savings Time, March 28, 2012;

WHEREAS, in accordance with Section 2.6 of the Partnership Agreement, each of the Limited Partners has constituted and appointed the General Partner as agent and attorney-in-fact to execute any amendment to the Partnership Agreement approved in accordance with the terms of the Partnership Agreement;

NOW, THEREFORE, the General Partner and the Limited Partners agree as follows:

1.	Amendment of Section 1.1 of the Partnership Agreement. The defined terms “Common Unit Arrearage “ and “ Cumulative Common Unit Arrearage “ in Section 1.1 of the Partnership Agreement are hereby amended, effective as of March 28, 2012, to read as follows:

“Common Unit Arrearage” means, with respect to any Common Unit, whenever issued, commencing with a Quarter established by the Board of Directors of the Company, the excess, if any, of (a) the Minimum Quarterly Distribution with respect to a Common Unit in respect of such Quarter over (b) the sum of all Available Cash distributed with respect to a Common Unit in respect of such Quarter pursuant to Section 6.4(a).

“Cumulative Common Unit Arrearage” means, with respect to any Common Unit, whenever issued, and as of the end of a Quarter established by the Board of Directors of the Company, the excess, if any, of (a) the sum resulting from adding together the Common Unit Arrearage as to such Common Unit for each Quarter ending on or before the last day of such Quarter over (b) the sum of any distributions theretofore made pursuant to Section 6.4(b) and the second sentence of Section 6.5 with respect to such Common Unit (including any distributions to be made in respect of the last of such Quarters).

2.	Effect of this Amendment. Except as expressly provided in this Second Amendment, the Partnership Agreement is reaffirmed and remains in full force and effect.

3.	Incorporation by Reference. The provisions of the Partnership Agreement, including without limitation, Article 16 (General Provisions), are incorporated herein by reference. All references to “this Agreement” contained in such provisions shall be deemed to refer to the Partnership Agreement, as amended by this First Amendment.

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Second Amended and Restated Agreement of Limited Partnership of Central Energy Partners LP as of the day and year first set forth above.

GENERAL PARTNER

By:	CENTRAL ENERGY GP, LLC,

	By:	/s/ Imad K. Anbouba
Imad K. Anbouba, Co-President

	By:	/s/ Carter R. Montgomery
Carter R. Montgomery, Co-President

LIMITED PARTNERS
By: CENTRAL ENERGY GP, LLC,
as Agent and Attorney-in-Fact

	By:	/s/ Imad K. Anbouba
Imad K. Anbouba, Co-President

	By:	/s/ Carter R. Montgomery
Carter R. Montgomery, Co-President

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